UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒                            Filed By a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

SUMTOTAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Filed by SumTotal Systems, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: SumTotal Systems, Inc.

Commission File No.: 000-50640

The following FAQ was distributed on June 16, 2009:

Customer-facing FAQ

1.	Who is Vista Equity Partners?

Vista was founded in 2000 and is focused on equity transactions involving enterprise software businesses and technology-enabled solutions companies.

Its focus includes vertically- focused software, on-premise and hosted technologies and both perpetual license and SaaS models.

They focus their investments on companies that have the following attributes:

•	Market leaders

•	Mission-critical solutions

•	High ROI solutions

•	Established customer base

•	Strong recurring revenue

•	High customer retention – over 97%

The vertical markets in which their portfolio companies operate include financial services, energy and utilities, telecommunications, medical, education, automotive and professional services

They have 12 active portfolio companies with total revenue of over $3.5 billion, over 12,000 employees, over 11,500 customers in more than 75 countries and millions of users.

They have a proven record of growing both the top and bottom line results of the companies in which they invest.

2.	I am a SumTotal customer. Will a change in ownership impact my current contract?

There will be no change to current contracts.

3.	I am a SumTotal customer. Does this transaction affect me?

•	Will this transaction impact my support terms or level of service?

•	Will this transaction affect my implementation schedule?

You are an important business partner to us and we are committed to your success. Please be assured that this matter will not affect our relationship. We are committed to providing you with the outstanding solutions, services and support you have come to expect from SumTotal. We look forward to building upon our relationship and continuing to serve you in the future.

4.	As a potential new customer, how can I have confidence in signing a contract with you?

We are committed to the success of our customers and in the interest of establishing and maintaining a level of confidence relative to the Vista acquisition, SumTotal will continue to fulfill its contractual obligations to provide support as outlined in our current customer maintenance exhibit for our 8.x products for at least three years post acquisition. This has been our policy and we just want to reiterate it in order to address any concerns. If you have additional concerns, please feel free to contact Kimberley Kasper, vice president of marketing for SumTotal, at 650-934-9579.

5.	Will there be a change in company leadership or strategic direction?

We will continue to execute on our core strategies and we are committed to providing you with the outstanding solutions, services and support you have come to expect from SumTotal.

CONFIDENTIAL

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements concerning the proposed transaction with affiliates of Vista Equity Partners Fund III, L.P (“Vista”), the impact of the transaction on current and prospective customers, including contracts with such customers, and the Company’s strategies. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether any transaction will be completed, the failure to obtain SumTotal’s stockholder approval as may be required to consummate a transaction, the failure of either party to meet the closing conditions set forth in the merger agreement with Vista, the extent and timing of regulatory approvals necessary to consummate a transaction, the general economy, the inability of the company to execute on its plans and strategies, increased competition, customer dissatisfaction with the company’s products or services, and the risk factors discussed from time to time by the company in reports filed with the Securities and Exchange Commission. We urge you to carefully consider the risks which are described in SumTotal’s Annual Report on Form 10-K for the year ended December 31, 2008 and in SumTotal’s other SEC filings. SumTotal is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information and Where You Can Find It

In connection with the proposed transaction with affiliates of Vista, SumTotal filed a revised preliminary proxy statement concerning the proposed transaction with the SEC on May 29, 2009. Investors and security holders of SumTotal are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about SumTotal and the proposed transaction with Vista. The definitive proxy statement (when it becomes available) will be mailed to SumTotal stockholders. The proxy statement and any other documents filed by SumTotal with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by SumTotal by contacting SumTotal Investor Relations at 650-934-9584. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Transaction

SumTotal and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from SumTotal’s stockholders in connection with the proposed transaction with affiliates of Vista. Information regarding the interests of such directors and executive officers (which may be different then those of SumTotal’s stockholders generally) is included in SumTotal’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and the preliminary proxy statement relating to the proposed transaction filed with the SEC on May 29, 2009. Each of these documents is available free of charge at the SEC’s web site at http://www.sec.gov and from SumTotal Investor Relations, at http://investor.sumtotalsystems.com.